                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]
Check the appropriate box:
  [_] Preliminary proxy statement
  [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [_] Definitive proxy statement
  [X] Definitive additional materials
  [_] Soliciting material pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        QUICKTURN DESIGN SYSTEMS, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required.
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

     ----------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:

     ----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ----------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

     ----------------------------------------------------------------------

   (5) Total fee paid:

     ----------------------------------------------------------------------

  [_] Fee paid previously with preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

     ----------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:

     ----------------------------------------------------------------------

   (3) Filing Party:

     ----------------------------------------------------------------------

   (4) Date Filed:

     ----------------------------------------------------------------------

                        QUICKTURN DESIGN SYSTEMS, INC.
                             55 WEST TRIMBLE ROAD
                          SAN JOSE, CALIFORNIA 95131

                               ----------------

                        SPECIAL MEETING OF STOCKHOLDERS

                               ----------------

                          ADDENDUM TO PROXY STATEMENT
                                      BY
         THE BOARD OF DIRECTORS OF QUICKTURN DESIGN SYSTEMS, INC.
                    SOLICITING PROXIES IN OPPOSITION TO THE
     SOLICITATION OF PROXIES BY MENTOR GRAPHICS CORPORATION AND MGZ CORP.

                               ----------------

  This Addendum to Proxy Statement is furnished by the Board of Directors of Quickturn Design Systems, Inc., a Delaware corporation (the "Company"), to the holders of outstanding shares of the Company's Common Stock, $0.001 par value, in connection with the Board's solicitation of proxies in opposition to the solicitation (the "Mentor solicitation") by Mentor Graphics Corporation, an Oregon corporation ("Mentor"), and MGZ Corp., a Delaware corporation and a wholly owned subsidiary of Mentor ("MGZ"), pursuant to a Proxy Statement of Mentor and MGZ dated September 11, 1998, to the extent valid, or any subsequent proxy statement of Mentor and/or MGZ (in either case, the "Mentor Proxy Statement"), of proxies to be used at a special meeting of stockholders of the Company called by Mentor and any adjournments and postponements thereof (the "Special Meeting").

  This Addendum, accompanied by the Proxy Statement of the Board of Directors of Quickturn dated September 21, 1998 (the "September Proxy Statement") and a proxy card, is first being sent or given on December 24, 1998 to all stockholders of record of the Company as of the Record Date (as defined below). Capitalized terms not otherwise defined herein have the meanings ascribed to them in the September Proxy Statement.

  On December 3, 1998, the Delaware Chancery Court rendered its decision (revised December 7, 1998) in the litigation between the Company and Mentor concerning certain issues under Delaware law, as described in the September Proxy Statement. The Chancery court upheld the right of the Quickturn Board to set the date and place, and the record date, of the Special Meeting in accordance with the Company's Bylaws. Accordingly, the Special Meeting will be held at 8:00 a.m., PST, on January 8, 1999 at the offices of Wilson Sonsini Goodrich & Rosati at 650 Page Mill Road, Palo Alto, California. The phone number at that location is (650) 493-9300. The record date for the Special Meeting is November 10, 1998 (the "Record Date").

  Also on December 3, 1998, the Chancery Court ruled that certain provisions of an amendment to the Company's Preferred Shares Rights Agreement dated January 10, 1996 (the "Rights Agreement") were invalid. The provisions ruled invalid related to a 180 day delay in the ability of a board of directors elected by stockholder action at an annual or special meeting to redeem or exchange the Preferred Share Purchase Rights issues under the Rights Agreement, or otherwise to amend the Rights Agreement. On December 3, 1998, the Company filed an appeal of the Chancery Court's decision with the Supreme Court of the State of Delaware, which appeal is scheduled to be heard on December 29, 1998.

  The Company has entered into an Agreement and Plan of Merger dated as of December 8, 1998 with Cadence Design Systems, Inc., a Delaware corporation ("Cadence"), and a wholly owned subsidiary of Cadence. Pursuant to such agreement, it is proposed that the Company will merge with a wholly-owned subsidiary of Cadence in a tax-free stock-for-stock transaction, and the stockholders of the Company will receive Cadence common stock with a value of $14.00 per share at the time of closing. The Company has also entered into a Stock Option Agreement dated as of December 8, 1998 with Cadence, pursuant to which the Company issued Cadence an option to purchase approximately 19.9% of the Company's outstanding common stock at $14.00 per share, which option will become exercisable under certain conditions. These agreements are currently the subject of litigation between the Company and Cadence, on the one hand, and Mentor on the other, and between the Company and certain of its stockholders.

  For a further discussion of the Delaware litigation (referred to above), the other litigation between the Company and Mentor or relating to the Mentor Offer, the proposed transaction between the Company and Cadence Design Systems, Inc. and the litigation relating thereto, or other events occurring since the date of the September Proxy Statement, see the Company's various filings with the Securities and Exchange Commission, including Schedules 14D-9 and 14A, since the date of the September Proxy Statement.

  AS FURTHER DESCRIBED IN THE SEPTEMBER PROXY STATEMENT, THE QUICKTURN BOARD OF DIRECTORS HAS DETERMINED THAT THE MENTOR OFFER IS INADEQUATE AND NOT IN THE BEST INTERESTS OF THE COMPANY'S STOCKHOLDERS. THE BOARD OF DIRECTORS OPPOSES THE MENTOR PROPOSALS AND URGES YOU TO (A) SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TO VOTE AGAINST THE MENTOR PROPOSALS AND (B) DISCARD ANY GOLD STRIPED PROXY CARD SENT TO YOU BY MENTOR AND MGZ.

  WHETHER OR NOT YOU HAVE PREVIOUSLY EXECUTED A GOLD STRIPED PROXY CARD, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE, AND DELIVER THE ENCLOSED BLUE PROXY CARD AS PROMPTLY AS POSSIBLE, BY FAX OR BY MAIL (USING THE ENCLOSED ENVELOPE), TO MORROW & CO., INC., 445 PARK AVENUE, NEW YORK, NEW YORK, 10022,
FAX: (212) 754-8300.

  IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED A GOLD STRIPED PROXY CARD TO MENTOR AND MGZ, YOU HAVE EVERY RIGHT TO CHANGE YOUR MIND. WHETHER OR NOT YOU SIGNED THE GOLD STRIPED PROXY CARD SENT TO YOU BY MENTOR AND MGZ, THIS BOARD OF DIRECTORS URGES YOU TO REJECT THE MENTOR PROPOSALS BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD BY FAX OR IN THE POSTAGE-PAID ENVELOPE PROVIDED. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR PROXY IS IMPORTANT. PLEASE ACT TODAY.

  IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE, WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO REVOKE ANY GOLD STRIPED PROXY CARDS THAT MAY HAVE BEEN CAST AND TO EXECUTE AND RETURN A BLUE PROXY CARD ON YOUR BEHALF.

  If you have any questions concerning the Company's solicitation of BLUE Proxy Cards, or Mentor and MGZ's solicitation of gold striped proxy cards, please contact our information agent:

                              MORROW & CO., INC.

                                445 PARK AVENUE
                           NEW YORK, NEW YORK 10022

                                      OR

                      CALL TOLL-FREE: (800) 662-5200
                              FAX: (212) 754-8300

                                          By Order of the Board of Directors

                                          By: /s/ Keith R. Lobo
                                             __________________________________
                                             Keith R. Lobo
                                             President and Chief Executive
                                              Officer

San Jose, California
December 24, 1998

December 24, 1998

Dear Fellow Quickturn Stockholder:

        QUICKTURN ENTERS INTO DEFINITIVE MERGER AGREEMENT WITH CADENCE

  On December 8, 1998, the Board of Directors of Quickturn Design Systems, Inc. unanimously approved a definitive merger agreement with Cadence Design Systems, Inc., a world leader in electronic design software and services. Under the Cadence-Quickturn merger agreement, Quickturn will merge with a wholly owned subsidiary of Cadence in a tax-free stock-for-stock transaction, and Quickturn stockholders will receive $14 worth of Cadence common stock for each outstanding share of Quickturn they currently own.

  The combination with Cadence will enable Quickturn stockholders to enjoy the benefits of Cadence's proven business strategy, strong balance sheet and excellent track record in acquiring and integrating companies. WE BELIEVE THAT OUR STRATEGIC MERGER WITH CADENCE IS IN THE BEST INTERESTS OF QUICKTURN AND ITS STOCKHOLDERS.

            NEVERTHELESS, MENTOR PERSISTS IN ITS DESPERATE ATTEMPT
                     TO TAKE OVER QUICKTURN AND YOUR BOARD

  Despite Quickturn's strategic merger with Cadence, Mentor persists in soliciting your vote to replace the Quickturn Board with its own handpicked slate of director nominees. If Mentor's nominees are elected to Quickturn's Board, their stated primary purpose will be to facilitate Mentor's takeover of Quickturn at $12.125, an offer your Board determined was inadequate and not in the best interests of the Company and its stockholders. The Special Meeting of Quickturn Stockholders that was sought by Mentor Graphics is still scheduled for January 8, 1999.

  YOUR BOARD OF DIRECTORS CONTINUES TO STRONGLY RECOMMEND THAT YOU VOTE AGAINST MENTOR'S PROPOSALS ON THE ENCLOSED BLUE PROXY CARD. By doing so, you are sending a strong message to your Board--and to Mentor--that you prefer a combination of Cadence and Quickturn. If you have previously supported Mentor by sending in a Gold-striped proxy card, you can still change your vote by signing, dating and mailing Quickturn's BLUE proxy card today. ONLY THE LATEST SIGNED AND DATED PROXY CARD IS COUNTED.

          REJECT MENTOR'S DESPERATE ATTEMPT TO TAKE OVER YOUR COMPANY

         VOTE AGAINST MENTOR'S PROPOSALS ON THE BLUE PROXY CARD TODAY.

  Your Board has been working hard on your behalf. Voting the BLUE proxy card will enable the Board to continue to ensure that your best interests--not Mentor's--are served.

  Enclosed are Quickturn's proxy statement, dated September 21, 1998, and an amendment to that proxy, dated December 24, 1998. If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, Morrow & Co. Inc., toll-free, at 1-800-662-5200.

                                          On Behalf of the Board of Directors,

                                          /s/ Keith R. Lobo
                                          Keith R. Lobo
                                          Chief Executive Officer and
                                           President

                                                                    Exhibit 61


FOR IMMEDIATE RELEASE

                     QUICKTURN MAILS LETTER TO STOCKHOLDERS

         BOARD URGES STOCKHOLDERS TO REJECT MENTOR'S DESPERATE ATTEMPT
                     TO REPLACE BOARD AND TAKE OVER COMPANY

SAN JOSE, Calif., December 24, 1998 - Quickturn Design Systems, Inc. (Nasdaq:
QKTN) announced today that it will soon mail to stockholders additional proxy materials and a letter from Keith R. Lobo, president and chief executive officer of Quickturn, on behalf of the Quickturn Board of Directors. Quickturn noted that even in light of its previously announced merger agreement with Cadence Design Systems, Inc. (NYSE: CAD), Mentor Graphics Corporation (Nasdaq: MENT) persists in its proxy solicitation to replace the Quickturn Board with its own handpicked slate of director nominees. The Quickturn Board strongly recommends that stockholders vote AGAINST Mentor's desperate attempt to take over Quickturn and its Board by sending in Quickturn's BLUE proxy card. The complete text of the letter follows:

"December 24, 1998

Dear Fellow Quickturn Stockholder:

         QUICKTURN ENTERS INTO DEFINITIVE MERGER AGREEMENT WITH CADENCE

On December 8, 1998, the Board of Directors of Quickturn Design Systems, Inc. unanimously approved a definitive merger agreement with Cadence Design Systems, Inc., a world leader in electronic design software and services. Under the Cadence-Quickturn merger agreement, Quickturn will merge with a wholly owned subsidiary of Cadence in a tax-free stock-for-stock transaction, and Quickturn stockholders will receive $14 worth of Cadence common stock for each outstanding share of Quickturn they currently own.

The combination with Cadence will enable Quickturn stockholders to enjoy the benefits of Cadence's proven business strategy, strong balance sheet and excellent track record in acquiring and integrating companies. WE BELIEVE THAT OUR STRATEGIC MERGER WITH CADENCE IS IN THE BEST INTERESTS OF QUICKTURN AND ITS STOCKHOLDERS.

             NEVERTHELESS, MENTOR PERSISTS IN ITS DESPERATE ATTEMPT
                     TO TAKE OVER QUICKTURN AND YOUR BOARD

Despite Quickturn's strategic merger with Cadence, Mentor persists in soliciting your vote to replace the Quickturn Board with its own handpicked slate of director nominees. If Mentor's nominees are elected to Quickturn's Board, their stated primary purpose will be to facilitate Mentor's takeover of Quickturn at $12.125, an offer your Board determined was inadequate and not in the best interests of the Company and its stockholders. The Special Meeting of Quickturn Stockholders that was sought by Mentor Graphics is still scheduled for January 8, 1999.

YOUR BOARD OF DIRECTORS CONTINUES TO STRONGLY RECOMMEND THAT YOU VOTE AGAINST MENTOR'S PROPOSALS ON THE ENCLOSED BLUE PROXY CARD. By doing so, you are sending a strong message to your Board -- and to Mentor -- that you prefer a combination of Cadence and Quickturn. If you have previously supported Mentor by sending in a Gold-striped proxy card, you can still change your vote by signing, dating and mailing Quickturn's BLUE proxy card today. ONLY THE LATEST SIGNED AND DATED PROXY CARD IS COUNTED.

          REJECT MENTOR'S DESPERATE ATTEMPT TO TAKE OVER YOUR COMPANY

         VOTE AGAINST MENTOR'S PROPOSALS ON THE BLUE PROXY CARD TODAY.
              -------                           ----

Your Board has been working hard on your behalf. Voting the BLUE proxy card will enable the Board to continue to ensure that your best interests -- not Mentor's -- are served.

Enclosed are Quickturn's proxy statement, dated September 21, 1998, and an amendment to that proxy, dated December 24, 1998. If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, Morrow & Co. Inc., toll-free, at 1-800-662-5200.

                         On Behalf of the Board of Directors,

                         Keith R. Lobo
                         Chief Executive Officer and President"



Quickturn Design Systems, Inc. is the leading provider of verification products and time-to-market engineering (TtME(TM)) services for the design of complex ICs and electronic systems. The company's products are used worldwide by developers of high-performance computing, multimedia, graphics and communications systems. Quickturn is headquartered at 55 W. Trimble Road, San Jose, CA 95131-1013;
Telephone: 408/914-6000. For more information, visit the Quickturn Web site at www.quickturn.com or send e-mail to info@quickturn.com.

                                     # # #

                                PROXY CARD
                        QUICKTURN DESIGN SYSTEMS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                               CALLED BY MENTOR

                        THIS PROXY IS SOLICITED BY
           THE BOARD OF DIRECTORS OF QUICKTURN DESIGN SYSTEMS, INC.

  The undersigned hereby appoints Keith R. Lobo and Raymond K. Ostby, each of them, with full power of substitution, the proxies of the undersigned to vote all of the outstanding Common Shares, par value $1.00 per share ("Common Shares"), of Quickturn Design Systems, Inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company called by Mentor (the "Special Meeting"), currently scheduled for January 8, 1999 or at any adjournment or postponement of the Special Meeting, on the following matters which are described in the Proxy Statement of the Board of Directors of the Company, dated September 21, 1998, and the Addendum to Proxy Statement dated December 24, 1998 (collectively, the "Proxy Statement"; all capitalized terms used herein without definition having the meaning set forth therein) as follows:

 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMEND THAT YOU VOTE "AGAINST" EACH
                          OF ITEMS 1 THROUGH 4.
ITEM
1:
To remove all members of the Board of Directors of the Company, other than the Nominees (as defined below), if then directors.


ITEM
2:
To adopt an amendment to Section 3.2 of the Bylaws of the Company to reduce the number of Company Directors from eight to five.
ORF
AGAINST
   ABSTAIN


ORF
AGAINST
   ABSTAIN

ITEM
3:
To elect Mentor's nominees to the Board of Directors of the Company: Gideon Argov, Scott H. Brice, Harry L. Demorest, C. Scott Gibson, and Michael J.K. Savage (collectively, the "Nominees")

(Instruction: To grant
authority to vote for
only one or more
nominees, mark "AGAINST"
above and print the
name(s) of the person(s)
with respect to whom you
wish to grant authority
to vote for in the space
provided below).

------------------------
ITEM
4:
To adopt a stockholder resolution repealing each provision of the Bylaws or any amendment thereto adopted by the Board of Directors of the Company subsequent to March 30, 1998 and prior to the effective date of the Mentor proposals.
ORF
AGAINST
   ABSTAIN


ORF
AGAINST
   ABSTAIN

  The proxies of the undersigned named above are authorized to vote, in their discretion, upon such other matters, procedural or substantive, as may properly come before the Special Meeting and any adjournment or postponement thereof.

                       [PROXY CONTINUED ON REVERSE]

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER MARKED HEREIN BY THE UNDERSIGNED. IF NO MARKING IS MADE AS TO ANY PROPOSAL OR ALL PROPOSALS, THIS PROXY REVOCATION WILL BE VOTED "AGAINST" PROPOSALS 1 THROUGH 4 DESCRIBED ABOVE. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF THE BOARD OF DIRECTORS OF THE COMPANY DATED SEPTEMBER 21, 1998, AND THE ADDENDUM TO PROXY STATEMENT DATED DECEMBER 24, 1998, SOLICITING PROXIES FOR THE SPECIAL MEETING.

  All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof are hereby revoked.

                            Please sign exactly as name appears on this Proxy:

                            ---------------------------------------------------
                                                (Signature)

                            ---------------------------------------------------
                                       (Signature, if jointly held)

                            Title:
                              -------------------------------------------------

                            Dated: _______________________________  , 199_

  When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.

           PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD
                      PROMPTLY IN THE ENCLOSED ENVELOPE.